UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-21190

                             SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

(Exact name of registrant as specified in charter)

527 Madison Avenue-16th Floor

                                                 New York, NY 10022

(Address of principal executive offices) (Zip code)

Marie Noble

SkyBridge Capital II, LLC

527 Madison Avenue-16th Floor

                                             New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 485-3100

Date of fiscal year end:  March 31

Date of reporting period:  December 31, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule of Investments is attached herewith.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments

December 31, 2016 (Unaudited)

	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - **,‡
Directional Equity
Omega Capital Investors, L.P. - d	$250,896	$218,266	0.01%

Total Directional Equity	250,896	218,266	0.01

Directional Macro
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 12 - d	163,149	48,408	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 4 - d	101,985	81,187	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 5 - d	19,843	23,759	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket 7 - d	3,259	4,447	0.00	*
Drawbridge Global Macro Fund Ltd and Subsidiary - Side Pocket Reserve - d	5,748	5,808	0.00	*

Total Directional Macro	293,984	163,609	0.00

Event Driven
400 Capital Credit Opportunities Fund LP - b,e	108,809,834	110,996,513	1.98
400 Capital Credit Opportunities Fund Ltd. - b,e	130,569,279	143,137,884	2.55
Alden Global CRE Opportunities Fund (Cayman), L.P. - b,e	14,500,000	14,836,614	0.26
Alden Global CRE Opportunities Fund, LP - b,e	14,000,000	14,327,844	0.25
Alden Global Hellenic Opportunities Fund (Cayman), L.P. - a,e	10,970,125	10,841,777	0.19
Alden Global Hellenic Opportunities Fund, LP - a,e	500,000	487,057	0.01
Amber Global Opportunities Fund LTD - Class L(R) - b,e	24,500,000	30,460,869	0.54
Axonic Credit Opportunities Fund L.P. - b	127,484,842	163,315,150	2.91
Axonic Credit Opportunities Overseas Fund, Ltd. - b	191,624,040	209,288,742	3.72
Candlewood Structured Credit Harvest Fund, LP - b	80,300,000	84,160,637	1.50
Carrington Holding Company LLC 144A PIK Global Note - d,g	10,625,967	2,069,488	0.04
Cerberus CMBS Opportunities Fund, L.P. - b,e	33,000,000	33,913,534	0.60
CPIM Structured Credit Fund 1000 Inc. - d	7,956	10,578	0.00	*
CPIM Structured Credit Fund 1500 Inc. - d	31,558	8,652	0.00	*
Ellington Credit Opportunities Fund Ltd - b,e	108,357,374	108,829,637	1.94
Ellington Credit Opportunities Partners, L.P. - b,e	44,423,750	44,466,652	0.79
GoldenTree Offshore Fund, Ltd. - Class C - b	69,983,098	76,779,337	1.37
GoldenTree Offshore Fund, Ltd. - Side pocket 8 - d	885,331	2,905,354	0.05
Harbinger Class L Holdings (Cayman), Ltd. - d	20,944	86,563	0.00	*
Harbinger Class LS Holdings I (Cayman), Ltd. - d	2,521,662	320,851	0.01
Harbinger Class PE Holdings (Cayman), Ltd. - d	1,907,685	850,044	0.01
LLSD L.P. - c	2,338,001	2,742,183	0.05
LLSOF L.P. - c	534,469	626,693	0.01
Marathon European Credit Opportunity Fund II LP - c	61,935,359	71,257,309	1.27
Marathon European Credit Opportunity Fund, LP - c	17,840,709	22,117,429	0.39
Marathon Securitized Credit Fund, L.P. - b,e	49,000,000	50,392,646	0.90
Marathon Securitized Credit Fund, Ltd. - b,e	215,443,873	250,926,552	4.47
Marathon Special Opportunity Fund Ltd. - Class SP 10 - d	571,214	298,381	0.01
Metacapital Mortgage Value Fund, L.P. - b	4,937,500	6,616,432	0.12
Metacapital Mortgage Value Fund, Ltd. - b	8,404,867	8,814,433	0.16
Polygon European Equity Opportunity Fund Class A - b,e	43,816,250	46,016,905	0.82
Polygon European Equity Opportunity Fund Class B - b,e	29,999,689	32,190,689	0.57

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments (continued)

December 31, 2016 (Unaudited)

	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - **,‡ (continued)
Event Driven (continued)
Premium Point Mortgage Credit Fund, L.P. - d	$8,460,201	$5,430,755	0.10%
Premium Point Offshore Mortgage Credit Fund, Ltd. - d	13,689,361	8,018,405	0.14
Prophet Credit Partners LP - b	36,900,000	46,839,348	0.83
Prophet Opportunity Partners (Offshore) LP - b	33,000,000	37,158,107	0.66
Prophet Opportunity Partners LP - b	100,000,000	116,014,938	2.06
Seer Capital Partners Fund L.P. - b	161,054,711	173,030,144	3.08
Seer Capital Partners Offshore Fund Ltd. - b	169,236,855	172,989,019	3.08
SMS Ltd. - b,e	73,117,529	91,234,433	1.62
Sola 1 Class T2 - b,e	198,000,000	253,952,707	4.52
Solus LLC - b,e	183,440,698	225,233,619	4.01
Stark Investments Structured Finance Onshore Fund - d	53,680	32,144	0.00	*
Third Point Hellenic Recovery US Feeder Fund, L.P. - c	36,588,259	34,327,012	0.61
Third Point Ultra, Ltd. - b	72,039,587	74,316,780	1.32
Tilden Park Investment Fund LP - b,f	108,000,000	124,675,981	2.22
Waterfall Eden Fund, L.P. - b,e	115,931,624	132,367,059	2.36
Waterfall Eden Fund, Ltd. - b,e	83,612,989	92,376,077	1.64
York European Opportunities Fund LP - b	21,299,196	21,510,081	0.38
York European Opportunities Unit Trust - b	9,474,041	9,500,656	0.17

Total Event Driven	2,833,744,107	3,163,100,694	56.29

Relative Value
Atlas Enhanced Fund, Ltd. - a	28,146,705	28,135,045	0.50
Discus Non-US Side Holdings Ltd. - Class S - d	10,294	32,492	0.00	*
EJF Debt Opportunities Fund, L.P. - b	120,931,650	146,246,940	2.60
EJF Debt Opportunities Offshore Fund, Ltd. - b	80,015,369	87,098,784	1.55
Ellington Mortgage Opportunities Fund, Ltd. - b,e	26,531,159	27,511,761	0.49
Ellington Mortgage Opportunities Partners, LLC - b,e	15,062,537	15,609,351	0.28
Linden International Ltd. - b,e	41,500,000	45,021,177	0.80
Linden Investors LP - b,e	124,000,000	135,171,248	2.41
MBS Agency Master Fund L.P. - b	167,000,000	200,841,700	3.57
Metacapital Mortgage Opportunities Fund, L.P. - b,e	33,040,227	65,276,746	1.16
Metacapital Mortgage Opportunities Fund, L.P. Class B - b,e	21,750,000	29,181,722	0.52
Metacapital Mortgage Opportunities Fund, Ltd. Class B - b,e	133,879,364	252,904,969	4.50
Metacapital Mortgage Opportunities Fund, Ltd. Class E - b,e	27,000,000	45,000,342	0.80
Metacapital Rising Rates Fund, L.P. Class B - b	50,000,000	52,374,008	0.93
Metacapital Rising Rates Fund, Ltd. Class B - b	54,133,009	56,702,802	1.01
Midway Market Neutral Institutional Fund LLC - a	55,090,234	59,957,377	1.07
Midway Market Neutral International Fund, Ltd. - a	46,627,007	75,087,548	1.34
Millennium International, Ltd. - b,e	36,240,000	38,399,840	0.68
Parallax Fund LP - b	90,000,000	90,618,031	1.61
SPM Core Offshore Fund, Ltd - b	48,473,283	56,540,120	1.01
SPM Macro Fund, L.P. - b	26,000,000	29,772,323	0.53
SPM Macro Offshore Fund, SPC. - b	6,000,000	6,881,513	0.12

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments (continued)

December 31, 2016 (Unaudited)

	Cost		Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - **,‡ (continued)
Relative Value (continued)
Structured Servicing Holdings Offshore Ltd - a	$75,539,109		$176,026,571	3.13%
Structured Servicing Holdings, L.P. - a	15,199,461		64,949,226	1.16
Tempo Volatility Fund LLC - b	34,000,000		35,482,245	0.63
Tempo Volatility Fund Ltd. - b	11,000,000		11,395,125	0.20
Tilden Park Liquid Mortgage Master Fund LP - a,e	100,833,333		107,524,967	1.91
WAF Fund, LP - a	12,650,000		16,651,021	0.30
WAF Offshore Fund, Ltd. - a	22,150,000		27,413,835	0.49

Total Relative Value	1,502,802,741		1,983,808,829	35.30

Total Investments in Investment Funds - ***	$4,337,091,728	†	$5,147,291,398	91.60

Other Assets, less Liabilities			472,290,802	8.40

Shareholders’ Capital			$5,619,582,200	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Redemptions permitted monthly.
b	Redemptions permitted quarterly.
c	Term vehicles with multi-year hard lock, subject to periodic distributions. The Company held $131,070,626 (2.55% of total Investments in Investment Funds) of term vehicles at December 31, 2016.
d

Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund. The Company held $20,445,582 (0.40% of total Investments in Investment Funds) of illiquid investments at December 31, 2016.

e	Subject to gated redemptions.
f	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
g	Illiquid, directly held senior unsecured notes.
‡	The Fund’s Investments in Investments Funds are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.
*	Amounts are less than 0.005%.
**

  FASB Accounting Standards Codification 946-210-50-9 requires that the Company provide supplemental information to the Schedule of Investments if the Company’s indirect proportional share of any investment owned by the Investment Funds, individually and collectively, exceeds 5% of the Company’s net assets. Performing this analysis requires obtaining detailed holding information from all significant Investment Funds. However, approximately 51% of the Company’s Investment Funds are non-US corporations which do not provide management with details of their holdings. Accordingly, management’s ability to comply with this requirement is necessarily limited to a review of detailed holding information from domestic partnerships. The Company is able to monitor its diversification requirements under the Internal Revenue Code to ensure ongoing compliance.

*** All Investments in Investment Funds are non-income producing.

†	The cost and unrealized appreciation/(depreciation) of investments as of December 31, 2016, as computed for federal tax purposes, were as follows:

Aggregate cost	$5,011,357,509

Gross unrealized appreciation	$658,039,102
Gross unrealized depreciation	(522,105,214)

Net unrealized appreciation	$135,933,888

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments

December 31, 2016 (Unaudited)

1.	Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Company”) discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of December 31, 2016. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Directional Equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

December 31, 2016 (Unaudited)

to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. 100 percent of the Investment Fund in this strategy is illiquid side pocket investment with suspended redemption.

Directional Macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in “spread” positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. 100 percent of the Investment Funds in this strategy are illiquid side pocket investments with suspended redemptions.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 30 to 90 day notice period. Investment Funds in this strategy, representing less than 1 percent in this strategy are illiquid or side pocket investments with suspended redemptions. Investment Funds representing 4 percent in this strategy have hard lock provisions to be lifted after 12 months. Approximately 4 percent in this strategy are term vehicles with multi-year hard locks subject to periodic distributions. Approximately 53 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 38 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 30 to 90 day notice period. Investment Funds in this strategy, representing less than 1 percent in this strategy, are illiquid side pocket investments with suspended redemptions. Approximately 38 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 61 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

December 31, 2016 (Unaudited)

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 (“ASU 2015-07”), Fair Value Measurement (Topic 820): Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The ASU 2015-07 amendments remove the previous requirement to categorize all investments for which fair value is measured using the NAV per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The amendments apply to reporting entities that elect to measure the fair value of an investment through the NAV per share (or its equivalent) practical expedient (common practice for investment companies). ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015, and early adoption is permitted. As permitted, the Company has elected to adopt ASU 2015-07 commencing with its March 31, 2016 financial statements. The Company’s investments in Investment Funds carried at fair value in the amount of $5,147,291,398 have not been categorized in the fair value hierarchy.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

By (Signature and Title)* /s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date 2/24/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Raymond Nolte
Raymond Nolte, President
(principal executive officer)

Date 2/24/17

By (Signature and Title)* /s/ Robert Phillips
Robert Phillips, Treasurer and Principal Financial Officer
(principal financial officer)

Date 2/24/17

* Print the name and title of each signing officer under his or her signature.